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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Marketo, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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901 Mariners Island Blvd., Suite 200
San Mateo, California 94404

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, June 12, 2014

Dear Marketo Stockholders:

        We are pleased to invite you to attend our 2014 Annual Meeting of Stockholders to be held on June 12, 2014 at 10:00 a.m. Pacific Time at the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, CA 94404. At the Annual Meeting, we will ask you to consider the following proposals:

  •
  To elect two Class I directors;

  •
  To ratify the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending December 31, 2014; and

  •
  To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Stockholders of record as of April 23, 2014 may vote at the Annual Meeting or any postponements or adjournments of the meeting.

        This notice of annual meeting, proxy statement, and form of proxy are being made available on or about April 25, 2014.

        Your vote is important. Whether or not you plan to attend the meeting in person, we would like for your shares to be represented. Please vote as soon as possible.

Sincerely,
/s/ PHILLIP M. FERNANDEZ Phillip M. Fernandez Chairman and Chief Executive Officer

San Mateo, California
April 25, 2014

        Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 12, 2014: This Proxy Statement, along with the 2014 Annual Report to Stockholders, is available at the following website: http://investors.marketo.com/annuals.cfm.

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, June 12, 2014

GENERAL INFORMATION

Q:
Why am I receiving these materials?

A:
This Proxy Statement is furnished to you by the Board of Directors of Marketo, Inc. (the "Board of Directors") and contains information related to the 2014 Annual Meeting of Stockholders to be held on Thursday, June 12, 2014 beginning at 10:00 a.m. Pacific Time at the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, CA 94404, and at any postponements or adjournments thereof. References in this Proxy Statement to "we," "us," "our," "the Company" or "Marketo" refer to Marketo, Inc.

Q:
What is included in these materials?

A:
These materials include this Proxy Statement for the 2014 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission (the "SEC") on March 3, 2014 (the "Annual Report"). These materials were first made available to you on the Internet on or about April 25, 2014. Our principal executive offices are located at 901 Mariners Island Blvd, Suite 200, San Mateo, CA 94404 and our telephone number is (650) 376-2300. We maintain a website at www.marketo.com. The information on our website is not a part of this Proxy Statement.

Q:
What items will be voted on at the Annual Meeting?

A:
Stockholders will vote on the following items at the Annual Meeting:

•
to elect Susan L. Bostrom and Roger S. Siboni as Class I directors;

•
to ratify the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending December 31, 2014; and

•
to transact such other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Q:
How does the Board of Directors recommend I vote on these proposals?

A:
The Board recommends a vote:

•
FOR the election of Susan L. Bostrom and Roger S. Siboni as Class I directors; and

•
FOR the ratification of the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending December 31, 2014.

Q:
Who is making this solicitation?

A:
The proxy for the Annual Meeting is being solicited on behalf of Marketo's Board of Directors.

Q:
Who pays for the proxy solicitation process?

A:
Marketo will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses.

Q:
Who may vote at the Annual Meeting?

A:
Stockholders of record as of the close of business on April 23, 2014 (the "Record Date") are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were 40,442,146 shares of Marketo's common stock issued and outstanding, held by 129 holders of record. Each share of Marketo's common stock is entitled to one vote on each matter.

Q:
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:
Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, LLC ("Computershare"), you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by Marketo.

  Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the "beneficial owner" of shares held in "street name," and these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:
If I am a stockholder of record of the Marketo's shares, how do I vote?

A:
If you are a stockholder of record, there are four ways to vote:

•
In person.  You may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•
Via the Internet.  You may vote by proxy via the Internet by following the instructions found on the proxy card.

•
By Telephone.  You may vote by proxy by calling the toll free number found on the proxy card.

•
By Mail.  You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

  Please note that the Internet and telephone voting facilities will close at 1:00 a.m. Central Time on June 12, 2014.

Q:
If I am a beneficial owner of shares held in street name, how do I vote?

A:
If you are a beneficial owner of shares held in street name, you should have received from your broker, bank or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "vote instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully. Street name stockholders may generally vote by one of the following methods:

•
In person.  If you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy to you by your broker, bank, trustee, or nominee.

•
Via the Internet.  You may vote by proxy via the Internet by found on the vote instruction form provided to you by your broker, bank, trustee, or nominee.

•
By Telephone.  You may vote by proxy by calling the toll free number found on the vote instruction form provided to you by your broker, bank, trustee, or nominee.

  •
  By Mail.  You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or nominee.

Q:
If I submit a proxy, how will it be voted?

A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under "Can I change my vote or revoke my proxy?"

Q:
What should I do if I get more than one proxy or voting instruction card?

A:
Stockholders may receive more than one set of voting materials, including multiple copies of these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are counted.

Q:
Can I change my vote or revoke my proxy?

A:
You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Annual Meeting.

  If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to Marketo's Corporate Secretary at Marketo, Inc., 901 Mariners Island Blvd, Suite 200, San Mateo, California 94404 prior to your shares being voted, or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting.

  For shares you hold beneficially in street name, you may generally change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q:
Can I attend the meeting in person?

A:
You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of April 23, 2014, the Record Date. In order to enter the Annual Meeting, you must present a form of photo identification acceptable to us, such as a valid driver's license or passport. If you hold your shares beneficially in street name, you will need to provide proof of stock ownership as of the Record Date. Please note that since a street name stockholder is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:
How many shares must be present or represented to conduct business at the Annual Meeting?

A:
At the Annual Meeting, the presence in person or by proxy of a majority of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or attend the Annual Meeting in person, your shares of Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q:
What is the voting requirement to approve each of the proposals?

A:
Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected as Class I directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Abstentions and broker non-votes will have no effect on the outcome of the vote.

  The ratification of the appointment of KPMG LLP as our independent registered public accountants requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on such proposal. Abstentions are treated as shares present and entitled to vote for purposes of such proposal and, therefore, will have the same effect as a vote "against" the proposal. Broker non-votes will have no effect on the outcome of the vote.

Q:
What are broker non-votes?

A:
Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on our sole "routine" matter—the ratification of the appointment of the Company's independent registered public accounting firm. Your broker will not have discretion to vote on the election of directors absent direction from you.

Q:
Who will tabulate the votes?

A:
A representative of Computershare will serve as the Inspector of Election and will tabulate the votes at the Annual Meeting.

Q:
What is the deadline to propose actions for consideration at next year's Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A:
Stockholder Proposals:    Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to Marketo's Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2015 annual meeting of stockholders, the Corporate Secretary of Marketo must receive the written proposal at our principal executive offices no later than December 26, 2014. If we hold our 2015 Annual Meeting of Stockholders more than 30 days before or after June 12, 2015 (the one-year anniversary date of the 2014 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholders proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

  Proposals should be addressed to Marketo, Inc., Attn: Corporate Secretary, 901 Mariners Island Blvd, Suite 200, San Mateo, California 94404.

  Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) pursuant to our proxy materials with respect to such meeting, (2) by or at the direction of our Board of Directors, or (3) by a stockholder who is a stockholder of record at the time that notice of our annual meeting is given and on the record date for the determination of stockholders entitled to vote at the annual meeting, and who has timely complied in proper written form with the notice procedures set forth in our amended and restated bylaws. In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to our amended and restated bylaws and applicable law. To be timely for our 2015 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

  •
  not earlier than the close of business on February 20, 2014, and

  •
  not later than the close of business on March 22, 2014.

  If we hold our 2015 Annual Meeting of Stockholders more than 30 days before or more than 60 days after June 12, 2015 (the one-year anniversary date of the 2014 Annual Meeting of Stockholders), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive offices:

  •
  not earlier than the close of business on the 120th day prior to such annual meeting, and

  •
  not later than the close of business on the later of (i) the 90th day prior to such annual meeting, and (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.

  To be in proper written form, a stockholder's notice to the Corporate Secretary shall set forth as to each matter of business the stockholder intends to bring before the annual meeting (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address of the stockholder(s) and their associated person(s) proposing such business, (3) the class and number of shares of the Company which are held of record or are beneficially owned by the stockholder(s) and their associated person(s), (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder(s) or their associated person(s) with respect to any securities or the Company, and a description of any other similar agreement, arrangement or understanding, (5) any material interest of the stockholder(s) and their associated person(s) in such business and (6) a statement whether such stockholder(s) or their associated person(s) will deliver a proxy statement and form of proxy to the Company's stockholders. In addition, to be in proper written form, a stockholder's notice to the Corporate Secretary must be supplemented not later than five days following the record date to disclose the information contained in clauses (3) and (4) in this paragraph as of the record date. A stockholder's "associated person" is defined as (1) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (2) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (3) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (1) and (2).

  Nomination of Director Candidates:    As set forth in our Policies and Procedures for Director Candidates, available at http://investors.marketo.com/governance.cfm, stockholders holding at least one percent (1%) of the fully diluted capitalization of Marketo continuously for at least 12 months may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee's name, contact information, biography, qualifications, a consent signed by the nominee, and a statement from the recommending stockholder in support of the nominee, and should be directed to Marketo's Corporate Counsel at our principal executive offices.

  In addition, our amended and restated bylaws permit certain stockholders to nominate directors for election at an annual meeting of stockholders. To be eligible, a stockholder must be a stockholder of record as of the date notice of the annual meeting is given and as of the record date determining stockholders entitled to vote at the annual meeting.

  To be in proper written form, a stockholder's notice to the Secretary of the Company shall set forth, as to each nominee whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of the nominee, (2) the principal occupation or employment of the nominee, (3) the class and number of shares of the Company that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company, and a description of any other similar agreement, arrangement or understanding, the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (5) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons pursuant to which the nominations are to be made by the stockholder, (6) a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders, and (7) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required (including without limitation the nominee's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected). As to such stockholder(s) giving notice of the director nomination, such notice must also include the following information as to the stockholder and any stockholder associated person: (1) the name and address of the stockholder(s) and their associated person(s) proposing such business, (2) the class and number of shares of the Company which are held of record or are beneficially owned by the stockholder(s) and their associated person(s), (3) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder(s) or their associated person(s) with respect to any securities or the Company, and a description of any other similar agreement, arrangement or understanding, (4) any material interest of the stockholder(s) and their associated person(s) in such business and (5) a statement whether such stockholder(s) or their associated person(s) will deliver a proxy statement and form of proxy to the Company's stockholders. In addition, to be in proper written form, a stockholder's notice to the Secretary of the Company must be supplemented not later than five days following the record date to disclose the information contained in clauses (2) and (3) in this paragraph as of the record date. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under "Stockholder Proposals" for stockholder proposals that are not intended to be included in our proxy statement.

  Copy of Bylaw Provisions:    Our amended and restated bylaws are available at http://investors.marketo.com/governance.cfm. You may also contact our Corporate Counsel at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Q:
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as "householding."

  Brokers with account holders who are Marketo stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Marketo that you no longer wish to participate in householding.

  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement and Annual Report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Marketo, Inc., 901 Mariners Island Blvd, Suite 200, San Mateo, California 94404 or (3) contact our Investor Relations department by email at ir@marketo.com. Stockholders who currently receive multiple copies of the Proxy Statement or Annual Report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:
What if I have questions about lost stock certificates or need to change my mailing address?

A:
You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at 1-877-373-6374 (U.S.) or +1-781-575-3120 (outside the U.S.), or by email at web.queries@computershare.com, if you have lost your stock certificate or need to change your mailing address.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Executive Officers and Directors

        The following table sets forth the names, ages and positions of our executive officers and directors as of March 31, 2014:

Name	Age	Position
Executive Officers
Phillip M. Fernandez	53	President, Chief Executive Officer and Chairman of the Board
Frederick A. Ball	51	Senior Vice President and Chief Financial Officer
William B. Binch	43	Executive Vice President, Worldwide Field Operations
Sanjiv P. Dholakia	44	Senior Vice President and Chief Marketing Officer
Jason L. Holmes	45	Senior Vice President and Chief Customer Officer
Stephen M. Sloan	41	Senior Vice President, Products and Engineering
Margo M. Smith	41	Senior Vice President and General Counsel
Non-Employee Directors
Neeraj Agrawal(1)	41	Director
Susan L. Bostrom(2)	53	Director
Tae Hea Nahm(1)(3)	54	Director
Douglas A. Pepper(2)	40	Director
Roger S. Siboni(1)(3)	59	Director
Wesley R. Wasson(2)(3)	47	Director

(1)
Member of the audit committee

(2)
Member of the compensation and leadership development committee

(3)
Member of the nominating and governance committee

Executive Officers

        Phillip M. Fernandez co-founded our company and has served as our President, Chief Executive Officer and Chairman of our Board of Directors since January 2006. Prior to joining us, Mr. Fernandez was with Epiphany, Inc., a customer relationship management (CRM) software company acquired by SSA Global Technologies, Inc. in September 2005. From April 1999 to September 2005, he served in various executive roles at Epiphany, most recently as President and Chief Operating Officer from July 2003 until September 2005. Mr. Fernandez holds a B.A. in History from Stanford University.

        We believe Mr. Fernandez is qualified to serve as a member of our Board of Directors because of his operational and historical expertise gained from serving as our President and Chief Executive Officer. As one of our founders and the longest serving member of our Board of Directors, we also value his deep understanding of our business as it has evolved over time.

        Frederick A. Ball has served as our Senior Vice President and Chief Financial Officer since May 2011. Prior to joining us, Mr. Ball served as the Chief Financial Officer of Webroot Software, Inc., a software security solutions provider, from June 2008 to April 2011. From August 2004 to October 2007, Mr. Ball served as Senior Vice President and Chief Financial Officer at BigBand Networks, Inc., a digital video networking company, and as an advisor from October 2007 to June 2008. From October 2003 to May 2004, Mr. Ball served as Chief Operating Officer and director of CallTrex Corporation, a provider of customer service solutions. From September 1999 to July 2003, Mr. Ball served in various executive roles at Borland Software Corporation, a software company, most recently as Executive Vice President of Corporate Development and Mergers and Acquisitions. Mr. Ball currently serves as a member of the board of directors of Advanced Energy Industries, Inc., a provider of power and control technologies, and Electro

Scientific Industries, Inc., a supplier of laser systems. Mr. Ball holds a B.S. in Accounting from Virginia Polytechnic Institute and State University.

        William B. Binch has served as our Executive Vice President, Worldwide Field Operations since January 2014 and was our Senior Vice President, Sales from January 2011 to January 2014 and our Vice President of Sales from May 2008 to January 2011. Prior to joining us, Mr. Binch served as Vice President and General Manager, Distribution at Avolent, Inc., an application software provider, from February 2007 to May 2008. Mr. Binch holds a B.S. in Business from Arizona State University.

        Sanjiv P. Dholakia has served as our Senior Vice President and Chief Marketing Officer since July 2012, and was our Senior Vice President of Product Marketing from April 2012 to July 2012. Prior to joining us, Mr. Dholakia served as Chief Executive Officer from April 2010 to April 2012 at Crowd Factory, Inc., a social marketing application company we acquired in April 2012. From November 2008 to April 2010, he served as Chief Marketing Officer at Lithium Technologies Inc., a social-media marketing software company. Mr. Dholakia was with SumTotal Systems, Inc., a talent development enterprise software company, from February 2001 to October 2008, where he served in various executive roles, most recently as Senior Vice President and General Manager, Learning and Talent Management Business Unit from October 2007 until October 2008. Mr. Dholakia holds a B.S. in Economics from the Wharton School at the University of Pennsylvania and an M.B.A. in Strategy and Marketing from the Kellogg School of Management.

        Jason L. Holmes has served as our Senior Vice President and Chief Customer Officer since July 2013, and was our Senior Vice President, Client Services from February 2012 to July 2013. Prior to joining us, Mr. Holmes served as Vice President, Global Professional Services at Adobe Systems Incorporated, a computer software company, from October 2009 to February 2012. From October 2008 to October 2009, he served as Vice President, Worldwide Consulting at Omniture, Inc., an online marketing and web analytics company acquired by Adobe in November 2009. From April 2007 to September 2008, Mr. Holmes served as Vice President, Consulting at Oracle Corporation, a computer technology company. Mr. Holmes holds a B.S. in Finance from Arizona State University and an M.B.A. in Marketing from Northern Illinois University.

        Stephen M. Sloan has served as our Senior Vice President, Products and Engineering since November 2013, and was our Vice President, Product Management from July 2013 to November 2013. Prior to joining us, Mr. Sloan led product management for a new service at Amazon Web Services from May 2012 to June 2013. Mr. Sloan was with Microsoft Corporation from September 2005 to April 2012, where he served in several product management roles, most recently as Director, Product Management for Microsoft Office and Office 365. At Microsoft Mr. Sloan also held product management leadership roles for a range of technologies including Exchange, Windows Azure and BizTalk. Mr. Sloan holds an M.B.A. from the Kellogg School of Management at Northwestern University, and a B.A. in Political Science from the University of California, Berkeley.

        Margo M. Smith has served as our Senior Vice President and General Counsel since September 2013. Prior to joining us, Ms. Smith was with QuinStreet, Inc., an online performance marketing company, where she served as Senior Vice President and Chief Legal Officer from February 2013 to September 2013 and as Interim General Counsel from August 2012 to February 2013. Ms. Smith was with Verigy Ltd., a semiconductor automatic test equipment manufacturer acquired by Advantest Corporation, from May 2006 to October 2011, where she served in various roles, most recently as Executive Vice President and General Counsel. Ms. Smith was responsible for worldwide legal affairs and compliance in her roles at both QuinStreet and Verigy. From 1997 to 2006, Ms. Smith was an attorney at Wilson Sonsini Goodrich & Rosati Professional Corporation, a leading national law firm. Ms. Smith holds a J.D. from Columbia University School of Law and a Bachelor of Arts degree from the University of Washington.

Board of Directors

        Neeraj Agrawal has served as a member of our Board of Directors since November 2011. Since May 2007, Mr. Agrawal has been a general partner of Battery Ventures, a venture capital firm he joined in 2000. He is a member of the board of directors of Bazaarvoice, Inc., a social commerce solutions company. Mr. Agrawal holds a B.S. in Computer Science from Cornell University and an M.B.A. from the Harvard Business School.

        We believe Mr. Agrawal is qualified to serve as a member of our Board of Directors because of his substantial corporate governance, business strategy and corporate development expertise gained from his significant experience in the venture capital industry analyzing, investing in and serving on the boards of directors of various public and private technology companies. We also value his perspective as a representative of one of our largest stockholders.

        Susan L. Bostrom has served as a member of our Board of Directors since May 2012. Ms. Bostrom was with Cisco Systems, Inc., a networking equipment provider, from October 1997 to January 2011, where she served in various executive roles, most recently as Chief Marketing Officer from January 2006 and as Executive Vice President from August 2007 until January 2011. She is a member of the board of directors of Cadence Design Systems, Inc., an electronic design company, Varian Medical Systems, Inc., a medical devices and software manufacturer, and Rocket Fuel Inc., an advertising technology company. Ms. Bostrom holds a B.S. in Marketing from the University of Illinois and an M.B.A. from the Stanford Graduate School of Business.

        We believe Ms. Bostrom is qualified to serve as a member of our Board of Directors because of her substantial corporate governance, operational and financial expertise gained from holding various executive positions at a publicly traded technology company and from serving on the boards of directors for several public companies.

        Tae Hea Nahm has served as a member of our Board of Directors since July 2008. Mr. Nahm has been a managing director of Storm Ventures, a venture capital firm he co-founded, since September 2000. Prior to Storm Ventures, Mr. Nahm was a partner at the law firms of Venture Law Group and Wilson Sonsini Goodrich & Rosati, P.C. Mr. Nahm also served on the board of directors of Com2uS, a South Korean mobile game publisher, from August 2005 to December 2013. Mr. Nahm holds an A.B. in Applied Mathematics from Harvard University and a J.D. from the University of Chicago Law School.

        We believe Mr. Nahm is qualified to serve as a member of our Board of Directors because of his substantial corporate finance, business strategy and corporate development expertise gained from his significant experience in the venture capital industry analyzing, investing in and serving on the boards of directors of various private technology companies. We also value his perspective as a representative of one of our largest stockholders.

        Douglas A. Pepper has served as a member of our Board of Directors since October 2006. Mr. Pepper is a general partner of InterWest Partners, a venture capital firm, which he joined in September 2000. Mr. Pepper holds a B.A. in History from Dartmouth College and an M.B.A. from the Stanford Graduate School of Business.

        We believe Mr. Pepper is qualified to serve as a member of our Board of Directors because of his substantial corporate finance, business strategy and corporate development expertise gained from his significant experience in the venture capital industry analyzing, investing in and serving on the boards of directors of various private technology companies. We also value his deep understanding of our business and customer base he gained as a longstanding member of our Board of Directors as well as his perspective as a representative of one of our largest stockholders.

        Roger S. Siboni has served as a member of our Board of Directors since October 2011. Mr. Siboni was with Epiphany, Inc., a provider of customer interaction software, where he served as president and chief executive officer from August 1998 to July 2003 and as chairman of the board of directors until it was acquired by SSA Global Technologies, Inc. in September 2005. Prior to joining Epiphany, Mr. Siboni spent more than 20 years at KPMG Peat Marwick LLP, a member firm of KPMG International, an accounting and consulting firm, most recently as its deputy Chairman and Chief Operating Officer. Mr. Siboni also serves on the board of directors of Cadence Design Systems, Inc., an electronic design company, and Dolby Laboratories, Inc., a provider of entertainment technologies. Previously, Mr. Siboni served on the board of directors of infoGROUP Inc. from January 2009 until it was acquired by CCMP Capital Advisors, LLC in July 2010, ArcSight, Inc. from June 2009 until it was acquired by Hewlett-Packard Company in October 2010, and Classmates Media Corporation, a wholly owned subsidiary of United Online, Inc. from 2007 to 2010. Mr. Siboni is also a past chairman of the advisory board for the Walter A. Haas School of Business at the University of California at Berkeley. Mr. Siboni holds a B.S. in Business Administration from the University of California at Berkeley.

        We believe Mr. Siboni is qualified to serve as a member of our Board of Directors because of his substantial corporate governance, operational and financial expertise gained as an executive at several companies in the technology and finance industries, including his experience as deputy Chairman and Chief Operating Officer at KPMG and his experience serving on the boards of directors of several public companies.

        Wesley R. Wasson has served as a member of our Board of Directors since September 2009. Mr. Wasson retired in July 2013 from Citrix Systems, Inc., a cloud and mobile computing technology company, where he served in various executive roles, including Senior Vice President of Strategy from October 2012 to July 2013 and Senior Vice President and Chief Marketing Officer from October 2007 to September 2012. He joined Citrix in August 2005 through its acquisition of NetScaler, Inc., where he was Vice President of Worldwide Marketing. Mr. Wasson holds a B.S. in Business Administration from Biola University and an M.B.A. from the University of Phoenix.

        We believe Mr. Wasson is qualified to serve as a member of our Board of Directors because of his extensive operational and technical expertise gained from his experience serving in various senior management positions at several technology companies, including a publicly traded company.

        Our executive officers are appointed by, and serve at the discretion of our Board of Directors. There are no family relationships among any of our directors or executive officers.

Board Composition

        Our business and affairs are managed under the direction of our Board of Directors. The number of directors is fixed by our Board of Directors, subject to the terms of our amended and restated certificate of incorporation and amended and restated bylaws. Our Board of Directors currently consists of seven directors, six of whom qualify as "independent" under The NASDAQ Stock Market listing standards.

        In accordance with our amended and restated certificate of incorporation and our amended and restated bylaws our Board of Directors is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

  •
  the Class I directors are Ms. Bostrom and Mr. Siboni, and their terms will expire at the annual meeting of stockholders to be held in 2014, and they are standing for reelection at this annual meeting of stockholders;

  •
  the Class II directors are Messrs. Pepper and Wasson, and their terms will expire at the annual meeting of stockholders to be held in 2015; and

  •
  the Class III directors are Messrs. Agrawal, Fernandez and Nahm, and their terms will expire at the annual meeting of stockholders to be held in 2016.

        The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change of control. Under Delaware law, our directors may be removed for cause by the affirmative vote of the holders of a majority of our outstanding voting stock. Directors may not be removed by our stockholders without cause.

        Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Board Meetings and Director Communications

        During fiscal year 2013, the Board of Directors held 8 meetings. During fiscal year 2013, each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by any of the committees of the Board of Directors on which such director served. Directors are also encouraged to attend annual meetings of the stockholders of the Company absent an unavoidable and irreconcilable conflict.

        Stockholders and other interested parties may communicate with the non-management members of the Board of Directors by mail to the Company's principal executive offices addressed to the intended recipient and care of our General Counsel. Our General Counsel will review all incoming stockholder communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and route such communications as appropriate to member(s) of the Board of Directors.

Director Independence

        Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board of Directors determined that none of Messrs. Agrawal, Nahm, Pepper, Siboni and Wasson and Ms. Bostrom has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of The NASDAQ Stock Market. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described under "Certain Relationships and Related Transactions." The Board of Directors also determined that each director other than Mr. Fernandez is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code, as amended (the "Code").

Board Committees

        Our Board of Directors currently has an audit committee, a compensation and leadership development committee and a nominating and governance committee. The composition and responsibilities of each of the committees of our Board of Directors is described below. Each of these committees operates under a written charter adopted by our Board of Directors which are available on the Investor Relations section of our website at http://investors.marketo.com/governance.cfm. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Audit Committee

        Our audit committee is comprised of Messrs. Agrawal, Nahm and Siboni. Mr. Siboni serves as our audit committee chairperson. The composition of our audit committee meets the requirements for independence of audit committee members under current NASDAQ Stock Market listing standards and SEC rules and regulations. Each member of our audit committee meets the financial literacy requirements of the current listing standards. In addition, our Board of Directors has determined that Mr. Siboni is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"). During fiscal year 2013, the audit committee held nine meetings. The responsibilities of our audit committee include, among other things:

  •
  selecting and hiring the independent registered public accounting firm to audit our financial statements;

  •
  helping to ensure the independence and performance of the independent registered public accounting firm;

  •
  approving audit and non-audit services and fees;

  •
  reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the

  •
  reviewing results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

  •
  preparing the audit committee report that the SEC requires to be included in our annual proxy statement;

  •
  reviewing reports and communications from the independent registered public accounting firm;

  •
  reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

  •
  reviewing our policies on risk assessment and risk management;

  •
  reviewing related party transactions;

  •
  establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters; and

  •
  reviewing annually the audit committee charter and the committee's performance.

        Our audit committee was established in accordance with, and operates under a written charter that satisfies, the applicable rules of the SEC and the listing standards of The NASDAQ Stock Market. We intend to comply with future requirements to the extent they become applicable to us.

Compensation and Leadership Development Committee

        Our compensation and leadership development committee is comprised of Ms. Bostrom and Messrs. Pepper and Wasson. Ms. Bostrom serves as our compensation and leadership development committee chairperson. The composition of our compensation and leadership development committee meets the requirements for independence under current NASDAQ Stock Market listing standards and SEC rules and regulations. The purpose of our compensation and leadership development committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. During fiscal year 2013, the compensation and leadership development committee held five meetings. The responsibilities of our compensation and leadership development committee include, among other things:

  •
  overseeing our overall compensation philosophy and compensation policies, plans and benefit programs. In the past several years, including 2012 and 2013, our compensation and leadership development committee has begun discussions with our independent compensation consultant in our fourth fiscal quarter for the upcoming fiscal year, and has met and formally approved compensation decisions with respect to our executive officers after several weeks of consideration, including approval of cash incentive bonus payments based on the results of the previously completed year;

  •
  reviewing and approving for our executive officers (other than the our Chief Excecutive Officer, for which the committee makes a recommendation to the Board of Directors): the annual base salary, annual incentive bonus (including the specific goals and amounts), equity compensation, employment agreements, severance agreements, change in control arrangements, and any other benefits, compensation or arrangements. Our compensation and leadership development committee generally seeks input from our Chief Executive Officer and Chief Financial Officer when discussing executive performance and compensation levels for named executive officers (other than their own compensation). None of our named executive officers participates in deliberations regarding his or her own compensation. preparing the compensation committee report that the SEC requires to be included in our annual proxy statement; and

  •
  administering our equity compensation plans.

        Our compensation and leadership development committee receives advice from Compensia, an independent compensation consulting firm, with respect to executive compensation decisions and comparison benchmarking. Working with management, Compensia met with our compensation and leadership development committee and provided various data and recommendations.

        Our compensation and leadership development committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of The NASDAQ Stock Market. We intend to comply with future requirements to the extent they become applicable to us.

Nominating and Governance Committee

        Our nominating and governance committee is comprised of Messrs. Nahm, Siboni and Wasson. Mr. Nahm serves as our nominating and governance committee chairperson. The composition of our nominating and governance committee meets the requirements for independence under current NASDAQ Stock Market listing standards and SEC rules and regulations. During fiscal year 2013, the nominating and governance committee held two meetings. The responsibilities of our nominating and governance committee include, among other things:

  •
  identifying, evaluating and making recommendations to our Board of Directors regarding, nominees, including stockholder nominees, for election to our Board of Directors and its committees;

  •
  considering and making recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

  •
  reviewing developments in corporate governance practices;

  •
  evaluating the adequacy of our corporate governance practices and reporting;

  •
  developing and making recommendations to our Board of Directors regarding our corporate governance guidelines;

  •
  reviewing the succession planning for each of our executive officers; and

  •
  evaluating the performance of our Board of Directors and of individual directors.

        Our nominating and governance committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of The NASDAQ Stock Market. We intend to comply with future requirements to the extent they become applicable to us.

Compensation Committee Interlocks and Insider Participation

        No member of our compensation and leadership development committee has ever been an executive officer or employee of ours. None of our executive officers currently serve, or have served during the last completed year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or compensation and leadership development committee.

Global Code of Business Conduct and Ethics

        We have adopted a Global Code of Business Conduct and Ethics that is applicable to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers.

Board Leadership Structure

        Our Board of Directors currently believes that our company is best served by combining the roles of a chairman of the board and chief executive officer, coupled with a lead independent director. Mr. Fernandez, our Chief Executive Officer, is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside the industry, while our chief executive officer brings company-specific experience and expertise. Our Board of Directors believes that the combined role of Chairman of the Board of Directors and Chief Executive Officer is the best leadership structure for us at the current time because it promotes the efficient and effective development and execution of our strategy and facilitates information flow between management and our board of directors, which are essential to effective governance.

        Our Board of Directors has appointed Roger S. Siboni to serve as our lead independent director. As lead independent director, Mr. Siboni presides over periodic meetings of our independent directors, serves as a liaison between our Chairman and the independent directors and performs such additional duties as our Board of Directors may otherwise determine and delegate.

Board's Role in Risk Oversight

        Management, which is responsible for day-to-day risk management, continually monitors the material enterprise risks facing the Company, including strategic risks, operational risks, financial risks, credit risks, liquidity risks, and legal and compliance risks.

        The Board of Directors is responsible for exercising oversight of management's identification and management of, and planning for, those risks. The Board of Directors has delegated to certain committees oversight responsibility for those risks that are directly related to their area of focus (see descriptions of our audit committee's, compensation and leadership development committee's and nominating and corporate governance committee's areas of responsibilities, discussed above). The Board of Directors and its committees exercise their risk oversight function by regularly receiving and evaluating reports from management and by making inquiries of management concerning these reports, as appropriate. In addition, the Board of Directors and its committees receive reports from our auditors and other consultants, such as our compensation consultant, and meet in executive sessions with these outside consultants. Board oversight of risk is enhanced by the fact that our Chief Executive Officer and Chairman of the Board attends many committee meetings and that committee reports are provided to the full Board of Directors following each regular quarterly committee meeting.

Information on Compensation Risk Assessment

        Management periodically reviews our incentive compensation programs at all levels within the organization. Employee cash bonuses are based on company-wide and individual performance, and management (with respect to our non-executive employees), our compensation and leadership development committee (with respect to our executive officers, other than our Chief Executive Officer), and the Board of Directors (with respect to our Chief Executive Officer) have discretion to adjust bonus payouts. Equity awards for new hires are based on the employee's position, prior experience, qualifications, and the market for particular types of talent, and any additional grants are based on employee performance and retention requirements. Equity awards have long-term vesting requirements to ensure that recipients' focus is on our long-term success. The incentive compensation structure was reviewed during fiscal year 2014 by the compensation and leadership development committee with the assistance of Compensia, Inc. Based on the findings of this review and input from Compensia, the compensation and leadership development committee determined that it does not believe that our compensation policies and practices, taken as a whole, are reasonably likely to have a material adverse impact on our company.

Non-Employee Director Compensation

        The following table summarizes compensation paid to our non-employee directors during the year ended December 31, 2013. Directors who are also our employees receive no additional compensation for their service as a director. During the year ended December 31, 2013, one director, Mr. Fernandez, our President, Chief Executive Officer and Chairman of the Board, was an employee. Mr. Fernandez's compensation is discussed in "Executive Compensation."

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
Neeraj Agrawal	$21,203	$104,252	$125,455
Susan L. Bostrom	22,451	104,252	126,703
Norman A. Fogelsong(2)	—	—	—
Tae Hea Nahm	24,945	104,252	129,197
Douglas A. Pepper	19,332	104,252	123,584
Roger S. Siboni	34,299	104,252	138,551
Robert T. Vasan(3)	—	—	—
Wesley R. Wasson	21,203	104,252	125,455

(1)
The amounts in the "Option Awards" column reflect the aggregate grant date fair value of stock options granted during the fiscal year computed in accordance with FASB ASC Topic 718. The assumptions that we used to calculate these amounts are discussed in Note 10 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and incorporated by reference herein. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)
Mr. Fogelsong resigned as a member of our Board of Directors in March 2013.

(3)
Mr. Vasan resigned as a member of our Board of Directors in March 2013.

        The following table lists all outstanding equity awards held by our non-employee directors as of December 31, 2013.

Name	Option Grant Date		Number of Securities Underlying Unexercised Options Exercisable(1)	Option Exercise Price Per Share	Option Expiration Date
Neeraj Agrawal	05/01/2013	(2)	16,800	$12.00	04/30/2023
Susan L. Bostrom	05/01/2012	(3)	73,980	4.56	04/30/2022
	05/01/2013	(2)	16,800	12.00	04/30/2023
Tae Hea Nahm	05/01/2013	(2)	16,800	12.00	04/30/2023
Douglas A. Pepper	05/01/2013	(2)	16,800	12.00	04/30/2023
Roger S. Siboni	10/04/2011	(5)	107,490	2.74	10/03/2021
	05/01/2013	(2)	16,800	12.00	04/30/2023
Wesley R. Wasson	09/15/2009	(4)	57,600	0.74	12/17/2019
	07/22/2011	(6)	60,000	2.74	7/21/2021
	05/01/2013	(2)	16,800	12.00	04/30/2023

(1)
The options listed are subject to an early exercise provision and are immediately exercisable. Early-exercised options are subject to repurchase by us at the original exercise price, which right lapses pursuant to the option's vesting schedule.

(2)
All of the shares subject to the option vest upon the earlier of (i) the Company's 2014 annual stockholder meeting or (ii) May 1, 2014. Each option is also an "early exercise" option, immediately exercisable in full, with the underlying unvested shares subject to a right of repurchase in favor of us at the option exercise price.

(3)
One thirty-sixth of the shares subject to the option vested on June 1, 2012 and one thirty-sixth of the shares vest monthly thereafter, subject to continued service to us. This option provides for full vesting acceleration in the event of a change in control.

(4)
The option is fully vested.

(5)
2,500 shares subject to the option vest monthly over thirty-six months starting on the one month anniversary of October 4, 2011, and, thereafter, 2,084 shares subject to the option vest monthly over 12 months beginning on the one month anniversary of October 4, 2014, subject to continued service to us. This option provides for full vesting acceleration in the event of a change in control.

(6)
One thirty-sixth of the shares subject to the option vested on August 22, 2011 and one thirty-sixth of the shares vest monthly thereafter, subject to continued service to us. This option provides for full vesting acceleration in the event of a change in control.

Outside Director Compensation Policy

        In May 2013, the Board of Directors, upon the recommendation of our compensation and leadership development committee, approved a policy for the compensation for our non-employee directors ("Outside Directors"). In January 2014, our Board of Directors, upon the recommendation of our compensation and leadership development committee, adopted certain amendments to this policy. Outside Directors will receive compensation in the form of equity and cash, as described below:

        Equity Compensation.    Commencing with our 2014 annual meeting of stockholders, on the date of each annual meeting of our stockholders, each Outside Director will automatically be granted an equity award, comprised in equal part of RSUs and an option to purchase shares, having a grant date fair value equal to

$215,000 computed in accordance with FASB ASC Topic 718 (the "Annual Grant"). The exercise price will be the fair market value, as determined in accordance with our 2013 Equity Incentive Plan on the date of the grant. All of the shares underlying the Annual Grant will vest upon the earlier of (i) the next year's annual stockholder meeting or (ii) one year from grant, subject to continued service on the vesting date. Newly appointed directors would receive a pro-rata Annual Grant based on the period of service between their election and the next Annual Grant date upon their appointment or election.

        Prior to the amendment of our Outside Director compensation policy in January 2014, the Annual Grant was comprised solely of an option to purchase shares having a grant date fair value equal to $125,000, computed in accordance with FASB ASC Topic 718. No equity awards were granted in accordance with this formulation, and it has been replaced as described above.

        Cash Compensation.    Effective April 1, 2014, each Outside Director will receive an annual fee of $30,000 in cash for serving on our Board of Directors (the "Annual Fee"). In addition to the Annual Fee, the lead independent director will be entitled to an additional annual fee of $10,000 in cash.

        Effective April 1, 2014, the chairperson and members of the committees of our Board of Directors will be entitled to the following annual cash fees:

Board Committee	Chairperson Fee	Member Fee
Audit Committee	$20,000	$8,000
Compensation and Leadership Development Committee	$15,000	$5,000
Nominating and Governance Committee	$6,000	$3,000

        All fees in cash will be paid on a quarterly basis.

        Prior to the amendment of our Outside Director compensation policy in January 2014, each Outside Director was entitled to an annual fee of $26,000 in cash for serving on our Board of Directors, and the chairpersons of the audit committee and the compensation and leadership development committee were each entitled to an annual cash fee of $16,000 and $10,000, respectively, in each case paid on a quarterly basis.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers, directors and ten percent stockholders to file reports of ownership and changes in ownership with the SEC. Based upon a review of filings with the SEC and/or written representations that no other reports were required, we believe that all reports for the Company's executive officers and directors that were required to be filed under Section 16 of the Exchange Act were timely filed for fiscal year 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership of our common stock as of March 31, 2014 by:

  •
  each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all executive officers and directors as a group.

        We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. In computing the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of our common stock subject to options or restricted stock units held by that person that are currently exercisable or exercisable within 60 days of March 31, 2014. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on 40,338,021 shares of our common stock outstanding as of March 31, 2014. Unless otherwise indicated, the address of each beneficial owner listed on the table below is c/o Marketo, Inc., 901 Mariners Island Blvd., Suite 200, San Mateo, California 94404.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
5% Stockholders:
Entities affiliated with InterWest Partners(1)	7,663,756	19.0
Entities affiliated with T. Rowe Price(2)	5,399,196	13.4
Entities affiliated with Storm Ventures(3)	4,001,206	9.9
Mayfield XIII, a Cayman Islands Exempted Limited Partnership(4)	3,261,519	8.1
Entities affiliated with Battery Ventures(5)	2,621,212	6.5
Named Executive Officers and Directors:
Phillip M. Fernandez(6)	2,041,528	4.9
Frederick A. Ball(7)	381,249	*
Margo M. Smith	—	—
Neeraj Agrawal(8)	2,646,467	6.6
Susan L. Bostrom(9)	62,075	*
Tae Hea Nahm(10)	4,023,116	10.0
Douglas A. Pepper(11)	7,689,256	19.1
Roger S. Siboni(12)	114,290	*
Wesley R. Wasson(13)	23,467	*
All executive officers and directors as a group (13 persons)(14)	17,445,782	40.6

(*)
Represents beneficial ownership of less than 1%.

(1)
Based solely upon a Schedule 13G filed with the SEC on February 14, 2014 by InterWest Partners IX, L.P. and certain other entities and individuals reporting beneficial ownership as of as of December 31, 2013. Consists of 7,663,756 shares held of record by InterWest

  Partners IX, L.P. (IW9). InterWest Management Partners IX, LLC (IMP9) is the general partner of IW9 and has sole voting and investment control over the shares held by IW9. Philip T. Gianos, W. Stephen Holmes, Gilbert H. Kliman and Arnold L. Oronsky are the managing directors of IMP9. Bruce A. Cleveland, Nina Kjellson, Khaled A. Nasr and Douglas A. Pepper are the venture members of IMP9. Each of the managing directors and venture members share voting and investment control with respect to the shares held by IW9 and disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. The address for these entities is c/o InterWest Partners, 2710 Sand Hill Road, Suite 200, Menlo Park, California 94025.

(2)
Based solely upon amendment No. 1 to Schedule 13G filed jointly with the SEC on February 11, 2014 by T. Rowe Price Associates, Inc. and T. Rowe Price New Horizons Fund, Inc. These securities are owned by various individual and institutional investors, including T. Rowe Price New Horizons Fund, Inc. (which beneficially owns 2,100,000 shares representing 5.2% of the shares outstanding) and T. Rowe Price Associates, Inc. (which beneficially owns 5,399,196 shares representing 13.4% of the shares outstanding), which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address of each of these entities is 100 E. Pratt Street, Baltimore, Maryland 21202.

(3)
Based solely upon a Schedule 13G filed with the SEC on February 18, 2014 by the following entities reporting beneficial ownership as of December 31, 2013: (i) 3,685,450 shares held of record by Storm Ventures Fund III, L.P. (SV III); (ii) 201,586 shares held of record by Storm Ventures Affiliates Fund III, L.P. (SVA III); and (iii) 114,170 shares held of record by Storm Ventures Principals Fund III, L.L.C. (SVP III). Storm Venture Associates III, L.L.C. (SVA LLC) is the general partner of SV III and SVA III and the managing member of SVP III. Ryan Floyd, M. Alex Mendez, Tae Hea Nahm and Sanjay Subhedar as the managing members of SVA LLC share voting and investment power with respect to the shares held by SV III, SVA III and SVP III. The address for each of these entities is c/o Storm Ventures, 2440 Sand Hill Road, Suite 301, Menlo Park, California 94025.

(4)
Based solely upon a Schedule 13G filed with the SEC on January 23, 2014 by the following entities and individuals reporting beneficial ownership as of December 31, 2013: Mayfield XIII, a Cayman Islands Exempted Limited Partnership (MF XIII) currently owns an aggregate of 3,261,519 shares of Common Stock of the Company. Mayfield XIII Management (EGP), L.P., a Cayman Islands Exempted Limited Partnership (MF XIII EGP), is the general partner of MF XIII. Mayfield XIII Management (UGP), Ltd., a Cayman Islands Exempted Company (MF XIII UGP), is the general partner of MF XIII EGP. MF XIII UGP is managed by a three person board of directors, which has the power to vote or dispose of the shares held of record by MF XIII. All board action relating to the voting or disposition of the shares held of record by MF XIII requires approval of a majority of the board. James T. Beck, Navin Chaddha, and Robert T. Vasan, are the directors of MF XIII UGP. Each of the foregoing persons disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. The address for each of these entities is c/o Mayfield Fund, 2800 Sand Hill Road, Suite 250, Menlo Park, California 94025.

(5)
Based solely upon a Schedule 13G filed with the SEC on February 11, 2014 by the following entities and individuals reporting beneficial ownership as of December 31, 2013: (i) 2,595,262 shares held of record by Battery Ventures IX, L.P. (Battery Ventures IX); and (ii) 25,950 shares held of record by Battery Investment Partners IX, LLC (BIP IX). Battery

  Partners IX, LLC (BPIX) is the sole general partner of Battery Ventures IX and the sole manager of BIP IX. BPIX's investment adviser is Battery Management Corp. (together with Battery Partners IX, LLC, the "Battery Companies"). Neeraj Agrawal, Michael M. Brown, Thomas J. Crotty, Jesse Feldman, Richard D. Frisbie, Kenneth P. Lawler, R. David Tabors, Scott R. Tobin and Roger H. Lee are the managing members and officers of the Battery Companies and share voting and dispositive power with respect to the shares held by the Battery Ventures IX and BIP IX. Each of the foregoing persons disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. The address for each of these entities is c/o Battery Ventures, One Marina Park Drive, Suite 1100, Boston, Massachusetts 02210.

(6)
Consists of (i) 469,214 shares held of record by the Phillip M. Fernandez Living Trust dated August 4, 2010 for which Mr. Fernandez serves as trustee; and (ii) 1,572,314 shares subject to options exercisable within 60 days of March 31, 2014.

(7)
Includes (i) 40,255 shares held of record by The 1998 Ball Family Trust for which Mr. Ball serves as trustee; and (ii) 337,984 shares subject to options exercisable within 60 days of March 31, 2014.

(8)
Includes (i) the shares listed in footnote (5) above, which are held by entities affiliated with Battery Ventures; and (ii) 16,800 shares subject to options exercisable within 60 days of March 31, 2014.

(9)
Includes 54,300 shares subject to options exercisable within 60 days of March 31, 2014.

(10)
Includes (i) the shares listed in footnote (3) above, which are held by entities affiliated with Storm Ventures, of which Mr. Nahm disclaims beneficial ownership except to the extent of his pecuniary interest therein; and (ii) 16,800 shares subject to options exercisable within 60 days of March 31, 2014.

(11)
Consists of (i) the shares listed in footnote (1) above, which are held by entities affiliated with InterWest Partners, of which Mr. Pepper disclaims beneficial ownership extent to the extent of his pecuniary interest therein; (ii) 8,700 shares held of record by the Pepper Family Trust for which Mr. Pepper serves as trustee; and (iii) 16,800 shares subject to options exercisable within 60 days of March 31, 2014.

(12)
Consists of 114,290 shares subject to options exercisable within 60 days of March 31, 2014.

(13)
Consists of 23,467 shares subject to options exercisable within 60 days of March 31, 2014.

(14)
Includes 2,609,467 shares subject to options exercisable within 60 days of March 31, 2014.

EXECUTIVE COMPENSATION

        Our named executive officers for 2013, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

  •
  Phillip M. Fernandez, our President, Chief Executive Officer and Chairman of the Board;

  •
  Frederick A. Ball, our Senior Vice President and Chief Financial Officer; and

  •
  Margo M. Smith, our Senior Vice President and General Counsel.

2013 Summary Compensation Table

        The following table shows compensation awarded to, paid to or earned by, the persons named below for each of the years ended December 31, 2013 and 2012 during which such persons qualified as named executive officers of our company.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards(2)		Non-Equity Incentive Plan Compensation ($)(3)	Total ($)
Phillip M. Fernandez	2013	350,000		—		—		1,502,400		605,500	2,457,900
President, Chief Executive Officer and Chairman of the Board	2012	325,000		308,750	(4)	—		1,852,900		—	2,486,650
Frederick A. Ball	2013	275,000				—		400,640		302,750	978,390
Senior Vice President and Chief Financial Officer
Margo M. Smith	2013	80,208	(5)	25,000	(6)	$701,975	(7)	380,264	(7)	50,458	1,237,905
Senior Vice President and General Counsel

(1)
The amounts in the "Stock Awards" column reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. The assumptions that we used to calculate these amounts are discussed in Note 10 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and incorporated by reference herein. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)
The amounts in the "Option Awards" column reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The assumptions that we used to calculate these amounts are discussed in Note 10 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and incorporated by reference herein. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)
Represents payments calculated in accordance with the terms of our 2013 Corporate Bonus Plan, as described under "Executive Compensation—2013 Corporate Bonus Plan."

(4)
The amount represents payments earned under the 2012 Corporate Bonus Plan which were paid on a discretionary basis as discussed in "Executive Compensation—2012 Corporate Bonus Plan." All such amounts were paid in February 2013.

(5)
Ms. Smith joined us in September 2013 and received a pro rated base salary based on an annual base salary of $275,000.

(6)
Represents a one-time cash signing bonus.

(7)
Represents an equity grant awarded to Ms. Smith in connection with her commencement of service with us.

 Executive Employment Arrangements

        We have entered into offer letters with all of our named executive officers, except for Mr. Fernandez. These agreements provide for at-will employment and generally include the named executive officer's initial base salary, an indication of eligibility for an annual cash incentive award opportunity, and equity awards. In addition, each of our named executive officers has executed a management retention agreement with us which provides for potential payments and benefits due upon a termination of employment or a change in control. These employment arrangements are described below.

  Phillip M. Fernandez

        For 2012 and 2013, Mr. Fernandez, our President, Chief Executive Officer and Chairman of the Board, had an annual base salary of $325,000 and $350,000, respectively, and a target bonus of $325,000 and 100% of his annual salary, respectively. For 2014, Mr. Fernandez's annual base salary is $400,000 and his target bonus is equal to 100% of his base salary.

        On May 1, 2012, we granted Mr. Fernandez an option to purchase 700,000 shares of our common stock at an exercise price per share of $4.56 pursuant to our 2006 Stock Plan. The option vests over a four-year period as follows: one fourth of the shares subject to the option vests on the first anniversary of the date of grant and thereafter one forty-eighth of the shares subject to the option vests each month. The option is also an "early exercise" option, immediately exercisable in full, with the underlying unvested shares subject to a right of repurchase in favor of us at the option exercise price. In addition, the option is subject to our change in control acceleration policy described under "Executive Compensation—Executive Employment Arrangements—Change in Control Acceleration Policy."

        On February 7, 2013, we granted Mr. Fernandez an option to purchase 375,000 shares of our common stock at an exercise price per share of $7.42 pursuant to our 2006 Stock Plan. The option vests over a two-year period as follows: one twenty-fourth of the shares subject to the option vests monthly for 24 months beginning on February 7, 2015. The option is also an "early exercise" option, immediately exercisable in full, with the underlying unvested shares subject to a right of repurchase in favor of us at the option exercise price.

        On January 30, 2014, we granted Mr. Fernandez an option to purchase 157,862 shares of our common stock at an exercise price per share of $41.40 and 84,541 restricted stock units, each pursuant to our 2013 Stock Plan. The option vests over a four-year period as follows: 25% of the shares subject to the option vests on the one-year anniversary of the grant date, and one forty-eighth of the shares subject to the option vests each month thereafter on the same day of the month as the grant date (and if there is no corresponding day, on the last day of the month), subject to the grantee continuing to be a service provider through each such date. 25% of the restricted stock units vests on the first Company Vest Date (defined below) following the first anniversary of the date of grant, and 25% of the restricted stock units vests each year thereafter on the Company Vest Date that occurs in the same month as the first Company Vest Date, subject to the grantee continuing to be a service provider through each such date.

        "Company Vest Dates" are February 15, May 15, August 15 and November 15 of each year, provided, however that if a Company Vest Date would otherwise fall on a weekend or holiday, that Company Vest Date will be the first business day following the relevant Company Vest Date.

        Effective July 24, 2012, we entered into a Management Retention Agreement with Mr. Fernandez, which was amended on November 13, 2013. As amended, the agreement provides that if, during the Change in Control Period, Mr. Fernandez's employment with us is terminated involuntarily by us without Cause and other than by his death or disability, or voluntarily by him for Good Reason, then subject to Mr. Fernandez signing and not revoking a release in our favor, he will be entitled to the following: (i) a lump-sum severance payment equal to 150% of his annual base salary (as in effect immediately prior to a Change in Control or his termination, whichever is greater) plus the greater of 150% percent of his annual target bonus or 150% of his most recent annual bonus; (ii) 100% acceleration of his equity compensation awards; and (iii) in lieu of any other employment benefits, $3,000 per month for 18 months from the date of termination.

  Frederick A. Ball

        We entered into an offer letter dated April 5, 2011 with Mr. Ball, our Senior Vice President and Chief Financial Officer. The offer letter sets forth Mr. Ball's initial annual base salary and target bonus. For 2013, Mr. Ball's annual base salary was $275,000 and target bonus was $175,000. For 2014, Mr. Ball's annual base salary is $300,000, and his target bonus is $200,000.

        On February 7, 2013, we granted Mr. Ball an option to purchase 100,000 shares of our common stock at an exercise price per share of $7.42 pursuant to our 2006 Stock Plan. The option vests over a two-year period as follows: one twenty-fourth of the shares subject to the option vests monthly for 24 months beginning on March 7, 2015. The option is also an "early exercise" option, immediately exercisable in full, with the underlying shares subject to a right of repurchase in favor of us at the option exercise price.

        On January 29, 2014, we granted Mr. Ball an option to purchase 60,000 shares of our common stock at an exercise price per share of $40.50 and 32,100 restricted stock units, each pursuant to our 2013 Stock Plan. The option vests over a four-year period as follows: 25% of the shares subject to the option vests on the one-year anniversary of the grant date, and one forty-eighth of the shares subject to the option vests each month thereafter on the same day of the month as the grant date (and if there is no corresponding day, on the last day of the month), subject to the grantee continuing to be a service provider through each such date. 25% of the restricted stock units vests on the first Company Vest Date following the first anniversary of the date of grant, and 25% of the restricted stock units vests each year thereafter on the Company Vest Date that occurs in the same month as the first Company Vest Date, subject to the grantee continuing to be a service provider through each such date.

        Effective July 24, 2012, we entered into a Management Retention Agreement with Mr. Fernandez, which was amended on November 13, 2013. The agreement provides that if, during the Change in Control Period, Mr. Ball's employment with us is terminated involuntarily by us without Cause and other than by his death or disability, or voluntarily by him for Good Reason, then subject to Mr. Ball signing and not revoking a release in our favor, he will be entitled to the following: (i) a lump-sum severance payment equal to 100% of his annual base salary (as in effect immediately prior to a Change in Control or his termination, whichever is greater) plus the greater of 100% percent of his annual target bonus or 100% of his most recent annual bonus; (ii) 100% acceleration of his equity compensation awards; and (iii) in lieu of any other employment benefits, $3,000 per month for 18 months from the date of termination.

  Margo M. Smith

        We entered into an offer letter dated August 15, 2013 with Ms. Smith, our Senior Vice President and General Counsel. The offer letter sets forth Ms. Smith's annual base salary of $275,000 and target bonus of $100,000, annualized and pro rated from her hire date. In connection with her commencement of service with us in 2013, Ms. Smith also received a one-time signing bonus of $25,000. For 2014, Ms. Smith's annual base salary is $275,000 and her target bonus is $125,000.

        On October 15, 2013, we granted Ms. Smith an option to purchase 21,500 shares of our common stock at an exercise price per share of $32.65 and 21,500 restricted stock units, each pursuant to our 2013 Stock Plan. The option vests over a four-year period as follows: one-fourth of the shares subject to the option vests on the first anniversary of the grant date and thereafter one forty-eighth of the shares subject to the option vests each month. The restricted stock units vest as to 25% of the shares on each anniversary of the grant date.

        On January 29, 2014, we granted Ms. Smith an option to purchase 20,000 shares of our common stock at an exercise price per share of $40.50 and 10,700 restricted stock units, each pursuant to our 2013 Stock Plan. The option vests over a four-year period as follows: 25% of the shares subject to the option vests on the one-year anniversary of the grant date, and one forty-eighth of the shares subject to the option vests each month thereafter on the same day of the month as the grant date (and if there is no corresponding day, on the last day of the month), subject to the grantee continuing to be a service provider through each such date. 25% of the restricted stock units vests on the first Company Vest Date following the first anniversary of the date of grant, and 25% of the restricted stock units vests each year thereafter on the Company Vest Date that occurs in the same month as the first Company Vest Date, subject to the grantee continuing to be a service provider through each such date.

        We entered into a Management Retention Agreement with Ms. Smith with an effective date of November 6, 2013. The agreement provides that if, during the Change in Control Period, Ms. Smith's employment with us is terminated involuntarily by us without Cause and other than by her death or disability, or voluntarily by her for Good Reason, then subject to Ms. Smith signing and not revoking a release in our favor, she will be entitled to the following: (i) a lump-sum severance payment equal to 100% of her annual base salary (as in effect immediately prior to a Change in Control or her termination, whichever is greater) plus the greater of 100% percent of her annual target bonus or 100% of her most recent annual bonus; (ii) 100% acceleration of her equity compensation awards; and (iii) in lieu of any other employment benefits, $3,000 per month for 18 months from the date of termination.

        For purposes of the Management Retention Agreements described above, the following definitions apply:

        "Cause" means (i) an unauthorized use or disclosure of our confidential information or trade secrets, which use or disclosure causes material harm to us; (ii) a deliberate material failure to comply with any of our written policies or rules; (iii) conviction of, or plea of "guilty" or "no contest" to, a felony under the laws of the U.S. or any state thereof; (iv) gross misconduct; (v) following a Change in Control only, a continued failure to perform assigned duties after receiving written notification of such failure from our Board of Directors, provided that such duties are those customarily performed by a person holding the position that such executive officer holds immediately prior to the Change in Control of a corporation of similar size and engaged in a similar line of business as us; or (vi) failure to cooperate in good faith with a governmental or internal investigation of us or our directors, officers or employees, if we have requested such cooperation.

        "Change in Control" means the occurrence of any of the following events:

  •
  any person is or becomes the beneficial owner, directly or indirectly, of our securities representing 50% or more of (i) the then outstanding shares of our common stock or (ii) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors;

  •
  the following individuals cease for any reason to constitute a majority of the number of directors then serving on our Board of Directors (Incumbent Board): individuals who, as of the effective date of the applicable Management Retention Agreement, serve on our Board of Directors and any new director whose appointment or election by our Board of Directors or nomination for election by our stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors as of such effective date or whose appointment, election or nomination for election was previously so approved or recommended;

  •
  a merger or consolidation of us or any direct or indirect subsidiary of ours is consummated with any other corporation, other than a merger or consolidation pursuant to which (i) our voting securities then outstanding immediately prior to such merger or consolidation will continue to represent more than 50% of the outstanding shares of common stock and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of us or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; (ii) no Person will become the beneficial owner, directly or indirectly, of our securities or the securities of such surviving entity or any parent thereof representing 50% or more of the outstanding shares of common stock or the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors; and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such merger or consolidation; or

  •
  our stockholders approve a plan of complete liquidation or dissolution or there is consummated an agreement for the sale or disposition of all or substantially all of our assets, other than a sale or disposition of all or substantially all of our assets to an entity, (i) more than 50% of the outstanding shares of common stock and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of which is owned by our stockholders in substantially the same proportions as their ownership immediately prior to such sale; (ii) in which no person is or becomes the beneficial owner, directly or indirectly, of our securities representing 50% or more of the outstanding shares of common stock resulting from such sale or disposition or the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors; and (iii) in which individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors.

        "Change in Control Period" means the period commencing three months prior to a Change in Control and ending twelve months after the Change in Control.

        "Good Reason" means, without the executive's consent, (i) a material reduction in his or her level of responsibility and/or scope of authority, (ii) a material reduction in base salary (other than a reduction generally applicable to other executive officers and in generally the same proportion), or (iii) relocation of his or her principal workplace by more than 35 miles. For purposes of this definition, the executive's level of responsibility and/or scope of authority will be considered to be materially reduced if he or she no longer performs substantially the same functional role as that which he or she performed immediately prior to the occurrence of a Change of Control at an entity whose securities are publicly traded or his or her title changes. In addition, upon any such voluntary termination for Good Reason, the executive must provide written notice of the existence of one or more of the above conditions within 60 days of its initial existence, we must be provided written or e-mailed notice with 30 days to remedy the condition and the resignation must be effective no later than 31 days following the provision of such written or e-mailed notice to us if such condition is not remedied.

  Change in Control Acceleration Policy

        We adopted a change in control acceleration policy applicable to our executive officers and certain other management-level employees as of July 24, 2012. This policy does not apply to any option or other equity awards made after July 24, 2012. Under this policy, if any such person is subject to an Involuntary Termination within 12 months after a Change in Control, then (i) 50% of the then unvested shares subject to a qualifying equity award shall vest and (ii) 50% of the then unexercisable shares subject to an option that is also a qualifying equity award shall become exercisable. A qualifying equity award includes the following awards held by our executive officers and certain other management-level employees as of July 24, 2012: all outstanding options as of July 24, 2012; any stock subject to vesting as of July 24, 2012; and all other option and share awards approved by our Board of Directors through July 24, 2012 as subject this policy. In addition, this policy is superseded in its entirety by the terms of the Management Retention Agreements we have entered into with certain of our executive officers so long as each applicable Management Retention Agreement is effective. See "Executive Compensation—Executive Employment Arrangements" for a description of our Management Retention Agreements.

        For purposes of our change in control acceleration policy, the following definitions apply:

        "Change in Control" means (i) the consummation of a merger or consolidation of us with or into another entity or (ii) the sale of all or substantially all of our assets. Notwithstanding the foregoing, a merger or consolidation of us shall not constitute a "Change in Control" if immediately after such merger or consolidation a majority of the voting power of the capital stock of the continuing or surviving entity, or any direct or indirect parent corporation of such continuing or surviving entity, will be owned by the persons who were our stockholders immediately prior to such merger or consolidation in substantially the same proportions as their ownership of the voting power of our capital stock immediately prior to such merger or consolidation.

        "Involuntary Termination" means the occurrence of any of the following events:

  •
  the termination of an employee by us for reasons other than Cause;

  •
  voluntary resignation within 30 days following (i) a change in position that involves a material reduction in the employee's level of responsibility and/or scope of authority, (ii) a material reduction in base salary (other than a reduction generally applicable to our employees and in generally the same proportion), or (iii) receipt of notice that the employee's principal workplace will be relocated more than 35 miles. For the purpose of clause (i) upon or after a Change in Control, a change in responsibility shall not be deemed to occur solely because the employee is part of a larger organization or solely because of a change in title.

        For purposes of the definition of "Involuntary Termination," "Cause" has the same meaning as the definition used in the Management Retention Agreements. See "Executive Compensation—Executive Employment Arrangements."

2013 Corporate Bonus Plan

        The 2013 Corporate Bonus Plan provided for bonus payments to eligible employees determined based upon our achievement of annual financial performance objectives, with up to 40% of payments subject to adjustment based on individual performance objectives, as described in greater detail below. All of our named executive officers participated in our 2013 Corporate Bonus Plan.

        Funding of the 2013 Corporate Bonus Plan was based upon our achievement of a financial performance target that measured the first year value of all subscriptions purchased by new customers during 2013. To fund the 2013 Corporate Bonus Plan, we were required to achieve 80% of this target. Upon reaching the 80% level, we would fund 50% of the 2013 Corporate Bonus Plan pool. Funding of the pool reached 100% if we achieved 100% of our performance target, and 200% if we achieved 130% of our performance target. Funding scaled upward between these achievement levels and was capped at 200%.

        Funding levels for the 2013 Corporate Bonus Plan were subject to adjustment in the event we exceeded or did not meet a specified financial performance target that measured the annual value of all new renewals purchased by our customers in 2013. In the event we achieved 100% of this target, there would be no adjustment to funding levels under the 2013 Corporate Bonus Plan. From that level, bonus plan funding scaled downward to 50% of funding levels and upward to a maximum of 125% of funding levels based upon our achievement against the performance target.

        In addition, the 2013 Corporate Bonus Plan was designed to include an individual performance-based component, tailored to each named executive officer, that applies to 40% of each named executive officer's target bonus opportunity, while 60% of the remaining target bonus opportunity continues to be exclusively tied to our overall financial performance as described above. With respect to this individual performance-based component, 40% of a named executive officer's annual target bonus opportunity was subject to adjustment in the event such officer exceeded or did not meet an individual performance target. In the event a named executive officer fell short or exceeded his or her performance target, 40% of such executive officer's target bonus would be modified from 0% to 200% on a sliding scale basis.

        Payments under the 2013 Corporate Bonus Plan were structured on an annual basis with a mid-year partial payment of up to 35% of each named executive officer's total target bonus opportunity. This partial payment was based on a forecast of our achievement against our financial performance targets over an annualized basis, and was deducted from any annual payment. The annual payments earned by our named executive officers and their respective annual target bonuses under the 2013 Corporate Bonus Plan were as follows:

Named Executive Officer	Annual Target Award Opportunity ($)		Actual Award Amount ($)
Phillip M. Fernandez	350,000		605,500
Frederick A. Ball	175,000		302,750
Margo M. Smith	100,000	(1)	50,458	(1)

(1)
Annualized and pro rated from Ms. Smith's date of hire in September 2013.

2014 Corporate Bonus Plan

        Our compensation and leadership development committee has approved our 2014 Corporate Bonus Plan on similar terms to the 2013 Corporate Bonus Plan. To be eligible for payment under the 2014 Corporate Bonus Plan, individuals must be employed with us before October 1, 2014 and as of the date that payment is made under the 2014 Corporate Bonus Plan. Our named executive officers are eligible to participate in the 2014 Corporate Bonus Plan. The following are the target bonuses at 100% funding for each named executive officer under the 2014 Corporate Bonus Plan: Mr. Fernandez: 100% of base salary; Mr. Ball: $300,000; and Ms. Smith: $125,000.

        Funding of the 2014 Corporate Bonus Plan is based upon our achievement of a financial performance target that measures the value of new business bookings during 2014. To fund the 2014 Corporate Bonus Plan, we are required to achieve 80% of this target. Upon reaching the 90% level, we would fund 50% of the 2014 Corporate Bonus Plan pool. Funding of the pool reaches 100% if we achieve 100% of our performance target, 120% if we achieve 110% of our target performance, and 200% if we achieve 125% of our performance target. Funding scales upward between these achievement levels and is capped at 200%.

        Funding levels for the 2014 Corporate Bonus Plan will adjust upward or downward in the event we exceed or do not meet a specified financial performance target that measures our dollar retention rate in 2014. 2014 Corporate Bonus Plan funding scales downward to 50% of funding levels and upward to a maximum of 130% of funding levels based upon our achievement against the performance target.

        The 2014 Corporate Bonus Plan includes an individual performance-based component that applies to 40% of each named executive officer's target bonus opportunity, while 60% of the target bonus opportunity is tied exclusively to our overall financial performance, as described above. With respect to this individual performance-based component, 40% of a named executive officer's annual target bonus opportunity may be adjusted in the event such officer exceeds or does not meet an individual performance target. In the event a named executive officer falls short or exceeds his or her performance target, 40% of such executive officer's target bonus would be modified from 0% to 200% on a sliding scale basis.

        Payments under the 2014 Corporate Bonus Plan are structured on an annual basis with a mid-year partial payment of up to 35% of each named executive officer's total target bonus opportunity. This partial payment is based on a forecast of our achievement against our financial performance targets over an annualized basis, and will be deducted from any annual payment.

 Outstanding Equity Awards at Fiscal Year-End

        The following table provides information regarding equity awards held by our named executive officers at December 31, 2013.

	Option Awards								Stock Awards
									Number of Shares or Units of Stock that have Not Vested	Market Value of Shares or Units of Stock that have Not Vested
			Number of Securities Underlying Unexercised Options
	Vesting Commencement Date						Option Exercise Price	Option Expiration Date
Name			Exercisable		Unexercisable
Phillip M. Fernandez	05/01/2013	(1)	700,000	(2)	—		$4.56	04/30/2022	—	—
	01/25/2012	(1)	128,469	(2)	—		2.38	01/24/2021	—	—
	05/21/2011	(1)	266,666		34,879	(3)	1.50	06/13/2020	—	—
	02/21/2009	(4)	67,300	(2)	—		0.22	01/20/2019	—	—
	03/07/2015	(5)	375,000	(2)	—		7.42	02/06/2023
Frederick A. Ball	05/02/2012	(6)	310,000	(2)	—		2.38	05/16/2021	—	—
	03/07/2015	(7)	100,000	(2)	—		7.42	02/06/2023	—	—
Margo M. Smith	10/15/2014	(8)	—		21,500		32.65	10/14/2023	—	—
	10/15/2014	(9)	—		—		—	—	21,500	797,005	(10)

(1)
One-fourth of the shares subject to the option vest on the vesting commencement date and one forty-eighth of the shares vest monthly thereafter, subject to continued service to us.

(2)
The option is subject to an early exercise provision and is immediately exercisable. Early-exercised options are subject to repurchase by us at the original exercise price, which right lapses pursuant to the option's vesting schedule.

(3)
The option is subject to an early exercise provision and became exercisable in full on January 1, 2014. Early-exercised options are subject to repurchase by us at the original exercise price, which right lapses pursuant to the option's vesting schedule.

(4)
One forty-eighth of the shares subject to the option vested on the vesting commencement date and one forty-eighth of the shares vest monthly thereafter, subject to continued service to us.

(5)
Shares subject to the option vest in twenty-four equal monthly installments beginning on March 7, 2015.

(6)
One-fourth of the shares subject to the option vested on May 2, 2012 and one forty-eighth of the shares vest monthly thereafter.

(7)
Shares subject to the option vest in twenty-four equal monthly installments beginning on March 7, 2015.

(8)
Represents an equity grant awarded to Ms. Smith in connection with her commencement of service with the Company. One-fourth of the shares subject to the option vest on October 15, 2014 and one forty-eighth of the shares vest monthly thereafter.

(9)
Represents an equity grant awarded to Ms. Smith in connection with her commencement of service with the Company. Shares are represented by restricted stock units pursuant to which one-quarter of the shares vest on each of October 15, 2014, October 15, 2015, October 15, 2016 and October 15, 2017.

(10)
This amount reflects the fair market value of our common stock of $37.07 per share as of December 31, 2013 multiplied by the amount shown in the column for the Number of Shares or Units of Stock that have Not Vested.

 Employee Benefit and Stock Plans

  Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets forth information regarding our equity compensation plans as of December 31, 2013:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-average Exercise Price of Outstanding Options, Warrants, and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders(2)	6,925,043	(3)	$5.33	4,223,938	(4)
Equity compensation plans not approved by stockholders	0		0	0

Total	6,925,043		$5.33	4,223,938

(1)
The weighted average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs, which have no exercise price.

(2)
These plans consist of our 2006 Stock Plan (terminated in May 2013), our 2013 Equity Incentive Plan, and our 2013 Employee Stock Purchase Plan.

(3)
This number includes 6,381,528 shares subject to outstanding awards granted under our 2006 Stock Plan, of which 6,217,668 shares were subject to outstanding options and 163,860 shares were subject to outstanding RSU awards, and 543,515 shares subject to outstanding awards granted under our 2013 Equity Incentive Plan, of which 125,250 shares were subject to outstanding options and 418,265 shares were subject to outstanding RSU awards. This number excludes shares that were issued at the end of the most recent 2013 Employee Stock Purchase Plan purchase period, which began on August 15, 2013 and ended on February 15, 2014, after the end of our 2013 fiscal year.

(4)
This number includes 3,485,906 shares available for issuance under our 2013 Equity Incentive Plan, including 1,077,291 shares reserved but unissued under our 2006 Stock Plan that are available for issuance under our 2013 Equity Incentive Plan (as described below), and 738,032 shares reserved for issuance under our 2013 Employee Stock Purchase Plan. The number of shares available for issuance under the 2013 Equity Incentive Plan is subject to increase on the first day of each fiscal year, as described below under "—2013 Equity Incentive Plan." The number of shares available for issuance under the 2013 Employee Stock Purchase Plan is subject to an annual increase to be added on the first day of each fiscal year, as described below under "—2013 Employee Stock Purchase Plan."

  2013 Equity Incentive Plan

        Our Board of Directors adopted, and our stockholders approved, a 2013 Equity Incentive Plan (the "2013 Plan"). Our 2013 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to our employees and any parent and subsidiary corporations' employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to our employees, directors and consultants and our parent and subsidiary corporations' employees and consultants.

        Authorized Shares.    A total of 2,952,130 shares of our common stock were initially reserved for issuance pursuant to the 2013 Plan. In addition, the shares reserved for issuance under our 2013 Plan also include (a) those shares reserved but unissued under our 2006 Stock Plan (the "2006 Plan"), and (b) shares returned to our 2006 Plan as the result of expiration or termination of awards (provided that the maximum number of shares that may be added to the 2013 Plan pursuant to (a) and (b) is 9,119,341 shares). The number of shares available for issuance under the 2013 Plan will also include an annual increase on the first day of each fiscal year beginning in 2014, equal to the least of:

  •
  3,250,000 shares;

  •
  5% of the outstanding shares of common stock as of the last day of our immediately preceding fiscal year; or

  •
  such other amount as our Board of Directors may determine.

        The amount reserved for issuance under the 2013 Plan was increased by 1,962,498 shares in connection with the annual increase described above for fiscal year 2014.

        If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased due to failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the 2013 Plan. With respect to stock appreciation rights, the net shares issued will cease to be available under the 2013 Plan and all remaining shares will remain available for future grant or sale under the 2013 Plan. Shares used to pay the exercise price of an award or satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2013 Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the 2013 Plan.

        Plan Administration.    Our compensation and leadership development committee administers our 2013 Plan. In the case of awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, the committee will consist of two or more "outside directors" within the meaning of Section 162(m). In addition, if we determine it is desirable to qualify transactions under the 2013 Plan as exempt under Rule 16b-3 of the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of our 2013 Plan, the administrator has the power to administer the plan, including but not limited to, the power to interpret the terms of the 2013 Plan and awards granted under it, to create, amend and revoke rules relating to the 2013 Plan, including creating sub-plans, and to determine the terms of the awards, including the exercise price, the number of shares subject to each such award, the exercisability of the awards, and the form of consideration, if any, payable upon exercise. The administrator also has the authority to amend existing awards to reduce or increase their exercise price, to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator, and to institute an exchange program by which outstanding awards may be surrendered in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type and/or cash.

        Stock Options.    Stock options may be granted under the 2013 Plan. The exercise price of options granted under our 2013 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed 10 years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed 5 years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term. Subject to the provisions of our 2013 Plan, the administrator determines the other terms of options.

        Stock Appreciation Rights.    Stock appreciation rights may be granted under our 2013 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. After the termination of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our 2013 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

        Restricted Stock.    Restricted stock may be granted under our 2013 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our 2013 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

        Restricted Stock Units.    Restricted stock units may be granted under our 2013 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of our 2013 Plan, the administrator determines the terms and conditions of restricted stock units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

        Performance Units and Performance Shares.    Performance units and performance shares may be granted under our 2013 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our common stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

        Outside Directors.    Our 2013 Plan provides that all non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under the 2013 Plan. In connection with our initial public offering, we adopted a formal policy pursuant to which our non-employee directors will be eligible to receive equity awards under the 2013 Plan. Our 2013 Plan provides that in any given year, a non-employee director will not receive (i) cash-settled awards having a grant date fair value greater than

$500,000, increased to $1,000,000 in connection with her or her initial service; and (ii) stock-settled awards having a grant date fair value greater than $500,000, increased to $1,000,000 in connection with her or her initial service, in each case, as determined under generally accepted accounting procedures.

        Non-Transferability of Awards.    Unless the administrator provides otherwise, our 2013 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

        Certain Adjustments.    In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2013 Plan, the administrator will adjust the number and class of shares that may be delivered under the Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2013 Plan. In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

        Merger or Change in Control.    Our 2013 Plan provides that in the event of a merger or change in control, as defined under the 2013 Plan, each outstanding award will be treated as the administrator determines, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels and such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time. If the service of an outside director is terminated on or following a change of control, other than pursuant to a voluntary resignation, his or her options, restricted stock units and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock will lapse, and all performance goals or other vesting requirements for his or her performance shares and units will be deemed achieved at 100% of target levels, and all other terms and conditions met.

        Amendment, Termination.    The administrator has the authority to amend, suspend or terminate the 2013 Plan provided such action does not impair the existing rights of any participant. Our 2013 Plan will automatically terminate in 2023, unless we terminate it sooner.

  2006 Stock Plan, as amended

        Our Board of Directors and our stockholders adopted our 2006 Plan in October 2006. Our 2006 Plan was most recently amended in May 2013.

        Authorized Shares.    Our 2006 Plan has been terminated in connection with our initial public offering in May 2013, and accordingly, no shares are available for issuance under this plan. Our 2006 Plan continues to govern outstanding awards granted thereunder. Our 2006 Plan provided for the grant of incentive stock options and nonqualified stock options.

        Plan Administration.    Our compensation and leadership development committee administers the 2006 Plan. Subject to the provisions of our 2006 Plan, the administrator has the full authority and discretion to take any actions it deems necessary or advisable for the administration of the 2006 Plan. All decisions, interpretations and other actions of the administrator will be final and binding on all participants. The administrator will have the full authority to institute and determine the terms and conditions of an exchange program.

        Options.    Stock options were available for grant under our 2006 Plan. The exercise price per share of all options must equal at least 100% of the fair market value per share of our common stock on the date of grant. The term of an option may not exceed 10 years. The administrator will determine the methods of payment of the exercise price of an option, which may include cash or cash equivalents or other consideration acceptable to the administrator in its discretion. After the termination of service of an employee, director, or consultant, the participant may generally exercise his or her options, to the extent vested as of such date of termination, for generally three months after termination. If termination is due to disability, the option will generally remain exercisable, to the extent vested as of such date of termination, for at least six months. If termination is due to death, the option will generally remain exercisable, to the extent vested as of such date of termination, for at least 12 months. However, in no event may an option be exercised later than the expiration of its term.

        Restricted Stock and Restricted Stock Units.    Restricted stock and restricted stock units were available for grant under our 2006 Plan. Restricted stock awards are grants of shares of our common stock that are subject to various restrictions, including restrictions on transferability and forfeiture provisions. Restricted stock units are phantom stock units that may be settled in cash or shares upon vesting. Shares of restricted stock and restricted stock units will vest in accordance with terms and conditions established by the administrator.

        Adjustments.    In the event of certain changes in our capitalization, the number of shares covered by outstanding options or restricted stock units, and the exercise price of outstanding options will be proportionately adjusted.

        Merger or Change in Control.    Our 2006 Plan provides that, in the event of a merger or consolidation, each award will be subject to the agreement of merger or consolidation. Such agreement will provide for one or more of the following: the continuation, assumption or substitution of awards, full acceleration of awards, or the cancellation of outstanding awards in exchange for a cash payment.

        Amendment; Termination.    Our Board of Directors may amend our 2006 Plan at any time, provided that such amendment does not impair the rights under outstanding awards without the award holder's written consent. Upon the effective date of the registration statement of which this prospectus forms a part, our 2006 Plan will be terminated and no further awards will be granted thereunder. All outstanding awards will continue to be governed by their existing terms.

  2013 Employee Stock Purchase Plan

        Our Board of Directors adopted, and our stockholders approved, a 2013 Employee Stock Purchase Plan (the "ESPP"). The ESPP became effective upon adoption.

        Authorized Shares.    A total of 738,032 shares of our common stock were initially available for issuance under our ESPP. In addition, our ESPP provides for annual increases in the number of shares available for issuance under the ESPP on the first day of each fiscal year beginning in fiscal 2014, equal to the lesser of:

  •
  1% of the outstanding shares of our common stock on the first day of such fiscal year;

  •
  650,000 shares; or

  •
  such other amount as may be determined by our Board of Directors.

        The amount available for issuance under the ESPP was increased by 392,499 shares in connection with the annual increase described above for fiscal year 2014.

        Plan Administration.    Our compensation and leadership development committee administers the ESPP. The administrator has authority to administer the plan, including but not limited to, full and exclusive authority to interpret the terms of the ESPP, determining eligibility to participate subject to the conditions of our ESPP as described below, and to establish procedures for plan administration necessary for the administration of the Plan, including creating sub-plans.

        Eligibility.    Generally, all of our employees are eligible to participate if they are employed by us, or any participating subsidiary, for at least 20 hours per week and more than five months in any calendar year. However, an employee may not be granted an option to purchase stock under the ESPP if such employee:

  •
  immediately after the grant would own stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock; or

  •
  hold rights to purchase stock under all of our employee stock purchase plans that accrue at a rate that exceeds $25,000 worth of stock for each calendar year in which the option is outstanding.

        Offering Periods.    Our ESPP is intended to qualify under Section 423 of the Code, and provides for six-month offering periods. The offering periods generally start on the first trading day on or after February 15th and August 15th of each year, except that the first offering period commenced on the first trading day following the effective date of the registration statement in connection our initial public offering. The administrator may, in its discretion, modify the terms of future offering periods.

        Payroll Deductions.    Our ESPP permits participants to purchase common stock through payroll deductions of up to 15% of their eligible compensation, which includes a participant's base straight time gross earnings, commissions, overtime and shift premium, payments for incentive compensation, bonuses and other compensation. A participant may purchase a maximum of 1,250 shares during an offering period.

        Exercise of Option.    Amounts deducted and accumulated by the participant are used to purchase shares of our common stock at the end of each six-month offering period. The purchase price of the shares will be 85% of the lower of the fair market value of our common stock on the first trading day of each offering period or on the exercise date. Participants may end their participation at any time during an offering period, and will be paid their accrued payroll deductions that have not yet been used to purchase shares of common stock. Participation ends automatically upon termination of employment with us.

        Non-Transferability.    A participant may not transfer rights granted under the ESPP other than by will, the laws of descent and distribution, or as otherwise provided under the ESPP.

        Merger or Change in Control.    In the event of our merger or change in control, as defined under the ESPP, a successor corporation may assume or substitute for each outstanding option. If the successor corporation refuses to assume or substitute for the option, the offering period then in progress will be shortened, and a new exercise date will be set. The administrator will notify each participant that the exercise date has been changed and that the participant's option will be exercised automatically on the new exercise date unless prior to such date the participant has withdrawn from the offering period.

        Amendment, Termination.    Our ESPP will automatically terminate in 2033, unless we terminate it sooner. The administrator has the authority to amend, suspend or terminate our ESPP, except that, subject to certain exceptions described in the ESPP, no such action may adversely affect any outstanding rights to purchase stock under our ESPP.

  401(k) Plan

        We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation subject to applicable annual Code limits. We have the ability to make discretionary contributions to the 401(k) plan but have not done so to date. Employees' pre-tax contributions are allocated to each participant's individual account and are then invested in selected investment alternatives according to the participants' directions. Employees are immediately and fully vested in their contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan's related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

Limitation on Liability and Indemnification Matters

        Our amended and restated certificate of incorporation and amended and restated bylaws provide that we will indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by Delaware law. Delaware law prohibits our amended and restated certificate of incorporation from limiting the liability of our directors for the following:

  •
  any breach of the director's duty of loyalty to us or to our stockholders;

  •
  acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

  •
  unlawful payment of dividends or unlawful stock repurchases or redemptions; and

  •
  any transaction from which the director derived an improper personal benefit.

        If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our amended and restated certificate of incorporation does not eliminate a director's duty of care and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws or other state or federal laws. Under our amended and restated bylaws, we are empowered to purchase insurance on behalf of any person whom we are required or permitted to indemnify.

        In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into an indemnification agreement with each member of our Board of Directors and each of our executive officers. These agreements provide for the indemnification of our directors, executive officers and some employees for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of our company, or any of our subsidiaries, by reason of any action or inaction by them while serving as an officer, director, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of our company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

        The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. Moreover, a stockholder's investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

CERTAIN RELATIONSHIPS AND RELATED PARTY AND OTHER TRANSACTIONS

        In addition to the director and executive officer compensation arrangements and indemnification arrangements discussed above under "Directors, Officers and Corporate Governance" and "Executive Compensation," the following is a description of each transaction since January 1, 2013 and each currently proposed transaction in which:

  •
  we have been or are to be a participant;

  •
  the amount involved exceeded or exceeds $120,000; and

  •
  any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Private Placement Concurrent with our Initial Public Offering

        In May 2013, we entered into a stock purchase agreement with funds affiliated with Battery Ventures, which, at such time, beneficially owned approximately 2.1 million shares of our common stock, pursuant to which such funds purchased 500,000 shares of our common stock at a price per share equal to the initial public offering price in a private placement that occurred immediately subsequent to the closing of our IPO. We received the full proceeds and did not pay any underwriting discounts or commissions with respect to the shares that were sold in the private placement. The shares sold to Battery Ventures were not registered in the IPO.

Transactions with Directors and Their Affiliates

        A member of our Board of Directors, Wesley R. Wasson, was, until his resignation in July 2013, the Senior Vice President of Strategy of Citrix Systems, a customer of ours. Our revenue from Citrix was $0.3 million, $0.4 million and $0.9 million in 2011, 2012 and 2013, respectively.

Policies and Procedures for Related Party Transactions

        Our audit committee has the primary responsibility for reviewing and approving or disapproving "related party transactions," which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members. Our audit committee charter provides that the audit committee shall review and approve or disapprove any related party transactions.

Investors Rights Agreement

        We entered into an amended and restated investors' rights agreement with the holders of our preferred stock, including entities affiliated with Battery Ventures, Institutional Venture Partners, InterWest Partners, Mayfield Fund and Storm Ventures, which each held 5% or more of our capital stock and of which certain of our current or former directors are affiliated. Such agreement provides, among other things, for certain rights relating to the registration of their shares of common stock, including those issued upon conversion of their preferred stock, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing. For a more detailed description of these registration rights, see "—Registration Rights."

 Registration Rights

        The holders of an aggregate of 18,797,878 shares of our common stock, or their permitted transferees, are entitled to rights with respect to the registration of such shares under the Securities Act. We refer to these shares as "registrable securities." These rights are provided under the terms of our amended and restated investors' rights agreement between us and the holders of registrable securities, and include demand registration rights, short form registration rights and piggyback registration rights.

        These registration rights will terminate (i) five years following the completion of our IPO, (ii) with respect to any holder of registrable securities holding less than or equal to one percent of our outstanding capital stock, when such holder (together with its affiliates with whom it must aggregate its sales under Rule 144 of the Securities Act) is able to sell all of its registrable securities during a three-month period without registration in compliance with Rule 144 of the Securities Act or (iii) upon (A) the sale or disposal of all or substantially all of our assets, (B) the closing of our merger or consolidation with another entity (except a merger or consolidation in which the holders of our capital stock would continue to hold at least 50% of the voting power of our capital stock or the capital stock of the surviving entity), (C) the closing of the transfer of our capital stock (whether by merger, consolidation or otherwise) to a person or group (other than an underwriter of our capital stock) if, after such closing, the person or group would hold 50% or more of our outstanding voting stock or (D) our liquidation, dissolution or winding up (except, in each case, where the sole purpose of such transaction is to change our state of incorporation or to create a holding company that will continue to be owned by our existing stockholders in substantially the same proportion).

        We will pay the registration expenses (other than underwriting discounts and commissions) in connection with the registrations described below, including the reasonable fees and disbursements of one counsel for participating holders of registrable securities not to exceed $25,000. In an underwritten offering, the underwriters have the right to limit the number of shares registered by these holders for marketing reasons, subject to certain limitations.

  Demand Registration Rights

        The holders of 50% or more of the then outstanding registrable securities can request that we register the offer and sale of their shares if the anticipated aggregate offering price of such shares is at least $10 million. We are not required to effect more than two demand registrations. If we determine that it would be seriously detrimental to us and our stockholders to effect a demand registration, we have the right to defer such registration, not more than once in any 12-month period, for a period of up to 120 days, provided that we do not register any of our securities or those of any other stockholder during such 120 day period, other than with respect to a registration related to a company stock plan, a registration related to a corporate reorganization or transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of registrable securities or a registration in which the only common stock being registered is common stock issuable upon conversion of debt securities that are also being registered. Additionally, we are not required to effect a demand registration during the period beginning with the date sixty days prior to our good faith estimate of the date of filing, and ending 180 days following the effectiveness of a registration statement relating to the initial public offering of our securities.

  Piggyback Registration Rights

        If we propose to register the offer and sale of any of our securities under the Securities Act in connection with the public offering of such securities, the holders of registrable securities will be entitled to certain "piggyback" registration rights allowing such holders to include their shares in such registration, subject to certain limitations. As a result, whenever we propose to file a registration statement under the Securities Act, other than with respect to a registration related to a company stock plan, a registration related to a corporate reorganization or transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of registrable securities or a registration in which the only common stock being registered is common stock issuable upon conversion of debt securities that are also being registered, the holders of these shares are entitled to notice of the registration and have the right to include their shares in the registration.

  Form S-3 Registration Rights

        The holders of at least 30% of our registrable securities may make a written request that we register the offer and sale of their shares on Form S-3 if we are eligible to file a registration statement on Form S-3, so long as the sale of securities registered pursuant to such request would result in an aggregate price to the public (net of any underwriters' discounts and commission) of at least $5 million. These holders may make an unlimited number of requests for registration on Form S-3; however, we will not be required to effect a registration on Form S-3 if we have effected one such registration within the 12-month period preceding the date of the request. Additionally, if we determine that it would be materially detrimental to our stockholders to effect such a registration, we have the right to defer such registration, not more than once in any 12-month period, for a period of up to 120 days, provided that we do not register any of our securities or those of any other stockholder during such 120 day period, other than with respect to a registration related to a company stock plan, a registration related to a corporate reorganization or transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of registrable securities or a registration in which the only common stock being registered is common stock issuable upon conversion of debt securities that are also being registered.

 AUDIT COMMITTEE REPORT

        This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Marketo filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

        The following is the report of the audit committee of our Board of Directors. The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2013 with our management. In addition, the audit committee has discussed with KPMG LLP, our independent accountants, the matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants ("AICPA") and Public Company Accounting Oversight Board (the "PCAOB"), including PCAOB Auditing Standard No. 16 "Communications with Audit Committees." The audit committee also has received the written disclosures and the letter from KPMG LLP as required by the applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP the independence of KPMG LLP.

        Based on the audit committee's review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

        Respectfully submitted by:

  Roger S. Siboni (Chair)
  Neeraj Agrawal
  Tae Hea Nahm

 PROPOSAL ONE: ELECTION OF DIRECTORS

        Our Board of Directors consists of seven members. In accordance with our amended and restated certificate of incorporation, our Board of Directors is divided into three classes with staggered three-year terms. At the 2014 Annual Meeting, two directors will be elected for three-year terms.

Nominees

        Our nominating and governance committee of the Board of Directors recommended, and our Board of Directors approved, Susan L. Bostrom and Roger S. Siboni as nominees for election to the Board of Directors at the Annual Meeting. If elected, each of Ms. Bostrom and Mr. Siboni will serve as directors until our annual meeting in 2017, and until a successor is qualified and elected or until his or her earlier resignation or removal. Each of the nominees is currently a director of the Company. Please see "Directors, Executive Officers and Corporate Governance" in this Proxy Statement for information concerning the nominees.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of Susan L. Bostrom and Roger S. Siboni. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

        Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

        The Board of Directors unanimously recommends that stockholders vote "FOR" the election of each of Susan L. Bostrom and Roger S. Siboni as Class I directors.

 PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

        The audit committee has appointed KPMG LLP as Marketo's independent registered public accountants for the fiscal year ending December 31, 2014 and recommends that stockholders vote for ratification of such appointment. Notwithstanding its selection or voting results, the audit committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the audit committee believes that such a change would be in the best interests of Marketo and its stockholders. If our stockholders do not ratify the appointment, the audit committee may reconsider whether it should appoint another independent registered public accounting firm.

        KPMG LLP served as Marketo's independent registered public accounting firm for the 2012 and 2013 fiscal years. We expect that representatives of KPMG LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Principal Accounting Fees and Services

        The following table sets forth all fees accrued or paid to KPMG LLP for the years ended December 31, 2012 and 2013:

	Fiscal Year
	2012	2013
Audit Fees(1)	$547,313	$2,060,516
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—

Total	$547,313	$2,060,516

(1)
"Audit Fees" consist of fees billed the audit of our annual financial statements presented in our annual report on Form 10-K, review of the financial statements presented in our quarterly reports on Form 10-Q, and fees for services that are normally provided by KPMG in connection with statutory and regulatory filings or other engagements.

(2)
"Audit-Related Fees" consist of fees billed for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees." KPMG LLP did not bill us for any Audit-Related Fees for each of the last two fiscal years.

(3)
"Tax Fees" consist of fees billed for services rendered by KPMG LLP for tax compliance, tax advice, and tax planning. KPMG LLP did not bill us for any Tax Fees for each of the last two fiscal years.

(4)
"All Other Fees" consist of fees billed for services other than the services reported in Audit Fees, Audit-Related Fees, and Tax Fees. KPMG LLP did not bill us for any such services for each of the last two fiscal years.

        Pre-approval Policy.    Under our audit committee's policy governing our use of the services of our independent registered public accountants, the audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants' independence. In fiscal years 2013 and 2012, all fees identified above under the captions "Audit Fees," "Audit-Related Fees," "Tax Fees," and "All Other Fees" that were billed by KPMG LLP were approved by the audit committee in accordance with SEC requirements.

        The audit committee has determined that the rendering of other professional services for tax compliance and tax advice by KPMG LLP is compatible with maintaining their independence.

Vote Required

        The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the matter is necessary to ratify the selection of KPMG LLP as our independent registered public accountants for fiscal year 2014. Abstentions are treated as shares of common stock present in person or represented by proxy and entitled to vote and therefore, will have the effect of a vote "against" the ratification of KPMG LLP as our independent registered public accountants. Broker non-votes will have no effect on the outcome of the vote.

        The Board of Directors, as recommended by the Audit Committee, recommends that stockholders vote "FOR" the ratification of the selection of KPMG LLP as Marketo's independent registered public accountants for the fiscal year ending December 31, 2014.

        The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

        It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS

San Mateo, California

April 25, 2014

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01U56B 2 1 D V + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. Ratification of the appointment of KPMG LLP as independent registered public accountants for the fiscal year ending December 31, 2014 Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - Susan L. Bostrom 02 - Roger S. Siboni 1. Election of Directors: For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 1 9 5 3 7 0 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 12, 2014. Vote by Internet • Go to www.investorvote.com/mkto • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Notice of 2014 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 12, 2014 Phillip Fernandez, Frederick Ball, Margo Smith, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Marketo, Inc. to be held on June 12, 2014 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR THE ELECTION OF DIRECTORS AND FOR ITEM 2. In their discretion, the Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — Marketo, Inc. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q